EXHIBIT 23.1

                        INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-85857 of Giant Industries, Inc. on Form S-8 of our report dated
June 13, 2000, appearing in this Annual Report on Form 11-K of Giant Industries, Inc. for the year ended December 31, 1999.





DELOITTE & TOUCHE LLP

Phoenix, Arizona
June 28, 2000